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                                                                     EXHIBIT 1.1


                                4,000,000 SHARES

                       ELECTRONICS BOUTIQUE HOLDINGS CORP.

                     COMMON STOCK, $0.01 PAR VALUE PER SHARE

                             UNDERWRITING AGREEMENT


                                                              August [___], 2001


CREDIT SUISSE FIRST BOSTON CORPORATION
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
BANC OF AMERICA SECURITIES LLC
SWS SECURITIES, INC.
  As Representatives of the several Underwriters,
    c/o Credit Suisse First Boston Corporation,
             Eleven Madison Avenue,
                New York, N.Y. 10010-3629


Dear Sirs:

     1. INTRODUCTORY. Electronics Boutique Holdings Corp., a Delaware corporation ("COMPANY") proposes to issue and sell 2,500,000 shares of its common stock, $0.01 par value per share ("SECURITIES") and EB Nevada Inc., a Nevada corporation ("SELLING STOCKHOLDER") proposes to sell 1,500,000 outstanding shares of the Securities (such 4,000,000 shares of Securities being hereinafter referred to as the "FIRM SECURITIES"). The Selling Stockholder also proposes to sell to the Underwriters, at the option of the Underwriters, not more than 600,000 additional outstanding shares of the Securities, as set forth below (such 600,000 additional shares being hereinafter referred to as the "OPTIONAL SECURITIES"). The Firm Securities and the Optional Securities are herein collectively called the "OFFERED SECURITIES". The Company and the Selling Stockholder hereby agree with the several Underwriters named in SCHEDULE A hereto ("UNDERWRITERS") as follows:

     2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND THE SELLING STOCKHOLDER. (a) The Company represents and warrants to, and agrees with, the several Underwriters that:

          (i) A registration statement (No. 333-65248) relating to the Offered Securities, including a form of prospectus, has been filed with the Securities and Exchange Commission ("COMMISSION") and either (A) has been declared effective under the Securities Act of 1933, as amended ("ACT") and is not proposed to be amended or (B) is proposed to be amended by amendment or post-effective amendment. If such registration statement (the "INITIAL REGISTRATION STATEMENT") has been declared effective, either (A) an additional registration statement (the "ADDITIONAL REGISTRATION STATEMENT") relating to the Offered Securities may have been filed with the Commission pursuant to Rule 462(b) ("RULE 462(b)") under the Act and, if so filed, has become effective upon filing pursuant to such Rule and the Offered Securities all have been duly registered under the Act pursuant to the initial registration statement and, if applicable, the additional registration statement or (B) such an additional registration statement is proposed to be filed with the Commission pursuant to Rule 462(b) and will become effective upon filing pursuant to such Rule and upon such filing the Offered Securities will all have been duly registered under the Act pursuant to the initial registration

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     statement and such additional registration statement. If the Company does not propose to amend the initial registration statement or if an additional registration statement has been filed and the Company does not propose to amend it, and if any post-effective amendment to either such registration statement has been filed with the Commission prior to the execution and delivery of this Agreement, the most recent amendment (if any) to each such registration statement has been declared effective by the Commission or has become effective upon filing pursuant to Rule 462(c) ("RULE 462(c)") under the Act or, in the case of the additional registration statement, Rule 462(b). For purposes of this Agreement, "EFFECTIVE TIME" with respect to the initial registration statement or, if filed prior to the execution and delivery of this Agreement, the additional registration statement means (A) if the Company has advised the Representatives that it does not propose to amend such registration statement, the date and time as of which such registration statement, or the most recent post-effective amendment thereto (if any) filed prior to the execution and delivery of this Agreement, was declared effective by the Commission or has become effective upon filing pursuant to Rule 462(c), or (B) if the Company has advised the Representatives that it proposes to file an amendment or post-effective amendment to such registration statement, the date and time as of which such registration statement, as amended by such amendment or post-effective amendment, as the case may be, is declared effective by the Commission. If an additional registration statement has not been filed prior to the execution and delivery of this Agreement but the Company has advised the Representatives that it proposes to file one, "EFFECTIVE TIME" with respect to such additional registration statement means the date and time as of which such registration statement is filed and becomes effective pursuant to Rule 462(b). "EFFECTIVE DATE" with respect to the initial registration statement or the additional registration statement (if any) means the date of the Effective Time thereof. The initial registration statement, as amended at its Effective Time, including all material incorporated by reference therein, including all information contained in the additional registration statement (if any) and deemed to be a part of the initial registration statement as of the Effective Time of the additional registration statement pursuant to the General Instructions of the Form on which it is filed and including all information (if any) deemed to be a part of the initial registration statement as of its Effective Time pursuant to Rule 430A(b) ("RULE 430A(b)") under the Act, is hereinafter referred to as the "INITIAL REGISTRATION STATEMENT". The additional registration statement, as amended at its Effective Time, including the contents of the initial registration statement incorporated by reference therein and including all information (if any) deemed to be a part of the additional registration statement as of its Effective Time pursuant to Rule 430A(b), is hereinafter referred to as the "ADDITIONAL REGISTRATION STATEMENT". The Initial Registration Statement and the Additional Registration are hereinafter referred to collectively as the "REGISTRATION STATEMENTS" and individually as a "REGISTRATION STATEMENT". The form of prospectus relating to the Offered Securities, as first filed with the Commission pursuant to and in accordance with Rule 424(b) ("RULE 424(b)") under the Act or (if no such filing is required) as included in a Registration Statement, including all material incorporated by reference in such prospectus, is hereinafter referred to as the "PROSPECTUS". No document has been or will be prepared or distributed in reliance on Rule 434 under the Act. No stop order suspending the effectiveness of the Registration Statements or any part thereof has been issued and no proceedings for that purpose have been instituted or, to the best knowledge of the Company, threatened by the Commission.

          (ii) If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement: (A) on the Effective Date of the Initial Registration Statement, the Initial Registration Statement conformed in all respects to the requirements of the Act and the rules and regulations of the Commission ("RULES AND REGULATIONS") and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, (B) on the Effective Date of the Additional Registration Statement (if any), each Registration Statement conformed or will conform, in all respects to the requirements of the Act and the Rules and Regulations and did not include, or will not include, any untrue statement of a material fact and did not omit, or will not omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (C) on the date of this Agreement, the Initial Registration Statement and, if the Effective Time of the


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     Additional Registration Statement is prior to the execution and delivery of this Agreement, the Additional Registration Statement each conforms, and at the time of filing of the Prospectus pursuant to Rule 424(b) or (if no such filing is required) at the Effective Date of the Additional Registration Statement in which the Prospectus is included, and on each Closing Date (as hereinafter defined) each Registration Statement and the Prospectus will conform, in all respects to the requirements of the Act and the Rules and Regulations, and neither of such documents includes, or will include, any untrue statement of a material fact or omits, or will omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading. If the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this
     Agreement: (A) on the Effective Date of the Initial Registration Statement, the Initial Registration Statement and the Prospectus will conform in all respects to the requirements of the Act and the Rules and Regulations, neither of such documents will include any untrue statement of a material fact or will omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and no Additional Registration Statement has been or will be filed and (B) on each Closing Date, the Initial Registration Statement and the Prospectus will conform in all respects to the requirements of the Act and the Rules and Regulations, neither of such documents will include any untrue statement of a material fact or will omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and no Additional Registration Statement has been or will be filed. The two preceding sentences do not apply to statements in or omissions from a Registration Statement or the Prospectus based upon written information furnished to the Company by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information is that described as such in Section 7(c) hereof.

          (iii) The Company has been duly incorporated and is a validly existing corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own its properties and conduct its business as described in the Prospectus; and the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership, lease or operation of property or the conduct of its business requires such qualification, except where the failure to be so qualified could not, individually or in the aggregate, have a material adverse effect on the condition (financial or other), business, results of operations, properties or general affairs of the Company and its subsidiaries taken as a whole (a "MATERIAL ADVERSE EFFECT").

          (iv) The Company's only subsidiaries are listed on EXHIBIT I hereto. Each subsidiary of the Company has been duly incorporated or organized and is a validly existing corporation or limited liability partnership, as the case may be, in good standing under the laws of the jurisdiction of its incorporation or organization, as applicable, with power and authority (corporate and other) to own, lease and operate its properties and conduct its business as described in the Prospectus; and each subsidiary of the Company is duly qualified to do business as a foreign corporation or partnership, as applicable, in good standing in all other jurisdictions in which its ownership, lease or operation of property or the conduct of its business requires such qualification, except where the failure to be so qualified could not, individually or in the aggregate, have a Material Adverse Effect; all of the issued and outstanding capital stock of each subsidiary of the Company that is a corporation has been duly authorized and validly issued and is fully paid and nonassessable; and the capital stock of each subsidiary that is a corporation owned by the Company, directly or through subsidiaries, is owned free and clear of any mortgage, pledge, lien, security interest, claim, encumbrance or defect of any kind. The Company, through its subsidiaries EB Investment Corp., a Delaware corporation, and Electronics Boutique of America Inc., a Pennsylvania corporation, indirectly owns 99.99% of the partnership interests in EB Services Company, LLP, a Pennsylvania limited liability partnership, free and clear of any mortgage, pledge, lien, security interest, claim, encumbrance or defect of any kind.

          (v) The Offered Securities to be sold by the Company have been duly authorized and will be, when issued and paid for in accordance with this Agreement, validly issued, fully paid and nonassessable and no further approval or authority of the stockholders or the Board of Directors of the Company is or will be required for the issuance and sale of the Offered Securities to be sold by the


                                       3
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     Company as contemplated by this Agreement; the Offered Securities to be sold by the Selling Stockholder and all other outstanding shares of capital stock of the Company have been duly authorized, are validly issued, fully paid and nonassessable and have been issued in compliance with applicable federal and state securities laws; the authorized and outstanding capital stock of the Company conform to the descriptions thereof contained in the Prospectus under the captions "Capitalization" and "Description of Capital Stock"; and the stockholders of the Company have no preemptive or similar rights with respect to the Offered Securities or any other securities of the Company.

          (vi) There are no contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company or any Underwriter for a brokerage commission, finder's fee or other like payment in connection with the transactions contemplated by this Agreement.

          (vii) Except as disclosed in the Prospectus, there are no contracts, agreements or understandings between the Company and any third party (whether acting in an individual, fiduciary or other capacity) granting such third party the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such third party or to require the Company to include such securities in the Offered Securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act.

          (viii) On the date each Registration Statement was first filed with the Commission, and at the Effective Time, the Company met the conditions for use of Form S-3 under the Act and the Rules and Regulations.

          (ix) The Securities are listed on the Nasdaq Stock Market's National Market. The Offered Securities have been approved for listing subject to notice of issuance on the Nasdaq Stock Market's National Market.

          (x) No consent, approval, authorization, order, registration or qualification of, or filing with, any third party (whether acting in an individual, fiduciary or other capacity) or any governmental or regulatory agency or body or any court is required for the consummation by the Company of the transactions contemplated by this Agreement in connection with issuance and sale of the Offered Securities, except such as have been obtained and made under the Act and such as may be required under state securities laws in connection with the issuance and sale of the Offered Securities.

          (xi) The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein have been duly authorized by all necessary corporate action on the part of the Company and, to the extent required, its stockholders and do not and will not conflict with or result in a breach or violation of any of the terms and provisions of, and do not and will not constitute a default (or an event which with the giving of notice or the lapse of time or both could reasonably be likely to constitute a default) under, or result in the creation or imposition of any lien, charge or encumbrance upon any assets or properties of the Company or any of its subsidiaries (including any individual institution within such entity) under (A) the charter, by-laws or other organizational documents of the Company or any subsidiary, (B) any statute, rule, regulation, requirement, order or decree of any governmental or regulatory agency or body or any court, domestic or foreign, having jurisdiction over the Company or any subsidiary or any of their properties, assets or operations, or (C) any indenture, mortgage, loan or credit agreement, note, lease, permit, license or other agreement or instrument to which the Company or any subsidiary is a party or by which the Company or any subsidiary is bound or to which any of the properties, assets or operations of the Company or any subsidiary is subject, except in the case of clause (C) above, as could not, individually or in the aggregate, have a Material Adverse Effect.

          (xii) This Agreement has been duly authorized, executed and delivered by the Company.

          (xiii) The Company and its subsidiaries have good and marketable title to all real properties and all other properties and assets owned by them, in each case free and clear of any mortgage, pledge, lien, security interest, claim or other encumbrance or defect that could individually or in the aggregate materially affect the value thereof, materially interfere with the use made or to be made thereof by them, or, individually or in the aggregate, have a Material Adverse Effect; and the Company and its subsidiaries hold any leased real or personal property under valid and subsisting leases which are enforceable against the Company with no exceptions that would materially interfere with the use made or to be made thereof by them; neither the Company nor any subsidiary is in default under any such lease; and no claim of any sort has been asserted by anyone adverse to the rights of the Company or any subsidiary under any such lease or affecting or questioning the right of such entity to the continued possession of the leased properties under any such lease, which claim could, individually or in the aggregate, have a Material Adverse Effect.

          (xiv) The Company and its subsidiaries possess all approvals, authorizations, certificates, permits and licenses (collectively, "LICENSES") issued by appropriate governmental or regulatory agencies or bodies as are necessary to own, lease or operate their properties and conduct their business as described in the Prospectus, and all such Licenses are in full force and effect, except where the failure to possess such Licenses could not, individually or in the aggregate, have a Material Adverse Effect. The Company and its subsidiaries are in substantial compliance with their respective obligations under such Licenses and neither the Company nor any of its subsidiaries has received notice of any proceedings, investigations or inquiries (or is aware of any facts that would form a reasonable basis for any proceedings, investigations or inquiries) relating to the revocation, modification, termination or suspension of any such License or impairment of the rights of the Company or such subsidiaries thereunder that, if determined adversely to the Company or any of its subsidiaries, could individually or in the aggregate have a Material Adverse Effect.

          (xv) No labor dispute with the employees of the Company or any subsidiary exists or, to the best knowledge of the Company, is imminent that could, individually or in the aggregate, have a Material Adverse Effect.

          (xvi) The Company or one of its subsidiaries is the exclusive owner of, or has obtained a valid license on commercially reasonable terms for, all trademarks, trademark registrations, service marks, service mark registrations, domain names, trade names, copyrights, copyright registrations, patents, inventions, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, computer software, systems or procedures), confidential information and any other intellectual property or rights described in the Prospectus as being owned, licensed or used by the Company or any of its subsidiaries or that are necessary for the conduct of their businesses as described in the Prospectus (collectively, "INTELLECTUAL PROPERTY"), except where the failure to be the exclusive owner of, or possess a valid license for, the Intellectual Property could not have a Material Adverse Effect and the Company is not aware of any claim (or of any facts that would form a reasonable basis for any claim) to the contrary or any challenge by any third party to the rights of the Company or any of its subsidiaries with respect to any such Intellectual Property or to the validity or scope of any such Intellectual Property or of any claim (or of any facts that would form a reasonable basis for any claim) that such Intellectual Property infringes any third party intellectual property. And neither the Company nor any of its subsidiaries has any claim against a third party with respect to the infringement by such third party to any Intellectual Property that, if determined adversely to the Company or any of its subsidiaries, could individually or in the aggregate have a Material Adverse Effect. The Company and its subsidiaries have a good faith belief in the distinctiveness and enforceability of all trademarks, service marks and trade names and in the validity and enforceability of all patents included in the Intellectual Property. The Intellectual Property includes all intellectual property and similar rights necessary or advisable for the conduct of the business of the Company as now conducted and described in the Prospectus or as planned to be conducted.

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          (xvii) To the best knowledge of the Company, the properties, assets and operations of the Company and its subsidiaries are in compliance with all applicable federal, state, local and foreign environmental laws, rules and regulations, orders, decrees, judgments, permits and licenses relating to public and worker health and safety, and to the protection and clean-up of the natural environment and to the protection or preservation of natural resources and of plant and animal species, and activities or conditions related thereto, including, without limitation, those relating to the production, extraction, processing, manufacturing, generation, handling, disposal, transportation or release of hazardous materials (collectively, "ENVIRONMENTAL LAWS"). With respect to such properties, assets and operations (including any previously owned, leased or operated properties, assets or operations with respect to such prior period of ownership or operation), there are no past, present or, to the best knowledge of the Company, reasonably anticipated future events, conditions, circumstances, activities, practices, incidents, actions or plans of the Company or any of its subsidiaries that may interfere with or prevent compliance or continued compliance by the Company and its subsidiaries with applicable Environmental Laws. To the best knowledge of the Company, neither the Company nor any of its subsidiaries is the subject of any federal, state, local or foreign investigation. Neither the Company nor any of its subsidiaries has received any notice or claim (or is aware of any facts that would be expected to result in any such claim), nor entered into any negotiations or agreements with any third party, relating to any liability or potential liability or remedial action or potential remedial action under Environmental Laws, nor are there any pending, reasonably anticipated or, to the best knowledge of the Company, threatened actions, suits or proceedings against or affecting the Company, any of its subsidiaries or their properties, assets or operations in connection with any such Environmental Laws. The term "HAZARDOUS MATERIALS" shall mean those substances that are regulated by or form the basis for liability under any applicable Environmental Laws.

          (xviii) Except as disclosed in the Prospectus, there are no pending actions, suits, proceedings or investigations against or affecting the Company, any of its subsidiaries or any of their respective properties, assets or operations that, if determined adversely to the Company or any of its subsidiaries, could individually or in the aggregate have a Material Adverse Effect, or could materially and adversely affect the ability of the Company to perform its obligations under this Agreement, or which are otherwise material in the context of the sale of the Offered Securities; and no such actions, suits, proceedings or investigations are threatened or, to the Company's best knowledge, contemplated.

          (xix) The financial statements and related schedules and notes included in each Registration Statement and the Prospectus (including, without limitation, the financial statements incorporated by reference therein) comply with the requirements of the Act and the Rules and Regulations, present fairly the financial position of the Company and its consolidated subsidiaries as of the dates shown and their results of operations and cash flows for the periods shown, and such financial statements have been prepared in conformity with generally accepted accounting principles in the United States applied on a consistent basis. The other financial information and statistical data set forth in the Prospectus present fairly the information shown therein and have been compiled on a basis consistent with that of the audited consolidated financial statements included in the Registration Statements. The pro forma financial statements and other pro forma financial information included in the Prospectus present fairly the information shown therein, have been prepared in accordance with the applicable accounting requirements of Rule 11-02 of Regulation S-X of the Rules and Regulations, have been compiled on the pro forma basis described therein and, in the opinion of the Company, the assumptions used provide a reasonable basis for presenting the significant effects directly attributable to the transactions or events reflected therein, the related pro forma adjustments give appropriate effect to those assumptions, and the pro forma columns therein reflect the proper application of those adjustments to the corresponding historical financial statement amounts.

          (xx) Since the dates as of which information is given in each Registration Statement and the Prospectus, (A) neither the Company nor any of its subsidiaries has incurred any material liability or obligation (indirect, direct or contingent) or entered into any material, verbal or written agreement or other transaction that is not in the ordinary course of business or that could result in a material reduction in the future earnings of the Company;
     (B) there has been no material change, except as contemplated by the Prospectus, in the indebtedness of the Company, no change in the capital stock of the Company and no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock; and (C) there has been no change which, individually or in the aggregate, could have a Material Adverse Effect.

          (xxi) The Company is not and, after giving effect to the offering and sale of the Offered Securities and the application of the proceeds thereof as described in the Prospectus, will not be an "investment company" as defined in the Investment Company Act of 1940, as amended.

          (xxii) Except as disclosed in the Prospectus, there are no outstanding
     (A) securities or obligations of the Company convertible into or exchangeable for any capital stock of the Company, (B) warrants, rights or options to subscribe for or purchase from the Company any such capital stock or any such convertible or exchangeable securities or obligations or
     (C) obligations of the Company to issue such shares, any such convertible or exchangeable securities or obligations, or any such warrants, rights or obligations.

          (xxiii) Each "employee benefit plan" within the meaning of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), in which employees of the Company or any subsidiary participate or as to which the Company or any subsidiary has any liability (the "ERISA PLANS") is, to the best knowledge of the Company, in compliance with the applicable provisions of ERISA and the Internal Revenue Code of 1986, as amended (the "CODE"). Neither the Company nor any subsidiary or any entity that, together with the Company, is treated as a single employer under Section 414 of the Code, has maintained or contributed to any ERISA Plan that is subject to Title IV of ERISA. Neither the Company nor any subsidiary has any liability, whether or not contingent, with respect to any ERISA Plan that provides post-retirement welfare benefits. There are no liabilities with respect to any ERISA Plan or any stock or other incentive compensation plan of the Company or any subsidiary which could individually or in the aggregate have a Material Adverse Effect. No pending or, to the best knowledge of the Company, threatened disputes, lawsuits or claims (other than routine claims for benefits), investigations, audits or complaints to, or by, any person or governmental authority have been filed or are pending in connection with any ERISA Plan or any stock or other incentive compensation Plan of the Company or any subsidiary.

          (xxiv) The Company and its subsidiaries have filed on a timely basis (subject to applicable filing extensions obtained by the Company and its subsidiaries in accordance with applicable law) all federal, state, local and foreign tax returns required to be filed, such returns are complete and correct, and all taxes shown by such returns or otherwise assessed that are due and payable have been paid, except such taxes as are being contested in good faith and as to which adequate reserves have been provided. The charges, accruals and reserves on the books of the Company and its subsidiaries in respect of any tax liability for any year not finally determined are, to the best knowledge of the Company, adequate to meet assessments or reassessments, if any, for additional taxes; and there has been no tax deficiency asserted and the Company is not aware of any facts that would form a reasonable basis for the assertion of any tax deficiency against the Company or any of its subsidiaries that could individually or in the aggregate have a Material Adverse Effect.

          (xxv) The Company and its subsidiaries maintain a system of internal accounting controls that the Company believes are sufficient for purposes of the prevention or detection of errors or irregularities in amounts that could be expected to be material to the Company's consolidated financial statements and the recording of transactions so as to permit the preparation of such consolidated financial statements in conformity with generally accepted accounting principles.

          (xxvi) Neither the Company nor any of its subsidiaries is in violation of (A) its charter, by-laws or other organizational documents or (B) any applicable law, ordinance, administrative or governmental or regulatory rule, regulation or any order, decree or judgment of any court or governmental or regulatory agency or body having jurisdiction over the Company or any subsidiary, except in the case of clause (B) above for any such violations which could not, individually or in the aggregate, have a Material Adverse Effect; and no event of default or event that, but for the giving of notice or the lapse of time or both, would constitute an event of default exists, or upon consummation of the transactions contemplated by this Agreement or the Prospectus, including, without limitation, the use of proceeds from the sale of the Offered Securities in the manner contemplated by the description under the caption "Use of Proceeds" contained in the Prospectus will exist, under any indenture, mortgage, loan or credit agreement, note, lease, permit, license or other agreement or instrument to which the Company or any subsidiary is a party or by which the Company or any subsidiary is bound or to which any of the properties, assets or operations of the Company or any subsidiary is subject except as disclosed in the Prospectus and as could not, individually or in the aggregate, have a Material Adverse Effect. There are no statutes, regulations, contracts or other documents that are required to be described in the Registration Statements or the Prospectus or to be filed as exhibits to the Registration Statements that are not described or filed as required.

          (xxvii) The Company and its subsidiaries carry or are entitled to the benefits of insurance in such amounts as are customary in the businesses in which they are engaged, and all such insurance is in full force and effect.

          (xxviii) The Company has not taken, directly or indirectly, any action designed to or that could cause or result in stabilization or manipulation of the price of the Offered Securities to facilitate the sale or resale of the Offered Securities.

     (b) The Selling Stockholder represents and warrants to, and agrees with, the several Underwriters that:

          (i) The Selling Stockholder has been duly incorporated and is a validly existing corporation in good standing under the laws of the State of Nevada, with corporate power and authority to own its properties and conduct its business as described in the Prospectus; and the Selling Stockholder is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership, lease or operation of property or the conduct of its business requires such qualification, except where the failure to be so qualified could not, individually or in the aggregate, have a Material Adverse Effect.

          (ii) The Selling Stockholder has and on each Closing Date hereinafter mentioned will have valid and unencumbered title to the Offered Securities to be delivered by the Selling Stockholder on such Closing Date and full right, power and authority to enter into this Agreement and the Custody Agreement (the "CUSTODY AGREEMENT") and Irrevocable Power of Attorney (the "POWER OF ATTORNEY") entered into by the Selling Stockholder in connection with the transactions contemplated hereby and to sell, assign, transfer and deliver the Offered Securities to be delivered by the Selling Stockholder on such Closing Date hereunder; and upon the delivery of and payment for the Offered Securities on each Closing Date hereunder the several Underwriters will acquire valid and unencumbered title to the Offered Securities to be delivered by the Selling Stockholder on such Closing Date.

          (iii) If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement: (A) on the Effective Date of the Initial Registration Statement, the Initial Registration Statement conformed in all respects to the requirements of the Act and the Rules and Regulations and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, (B) on the Effective Date of the Additional Registration Statement (if any), each Registration Statement conformed or will conform, in all respects to the requirements of the Act and the Rules and

     Regulations and did not include, or will not include, any untrue statement of a material fact and did not omit, or will not omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (C) on the date of this Agreement, the Initial Registration Statement and, if the Effective Time of the Additional Registration Statement is prior to the execution and delivery of this Agreement, the Additional Registration Statement each conforms, and at the time of filing of the Prospectus pursuant to Rule 424(b) or (if no such filing is required) at the Effective Date of the Additional Registration Statement in which the Prospectus is included, and on each Closing Date, each Registration Statement and the Prospectus will conform, in all respects to the requirements of the Act and the Rules and Regulations, and neither of such documents includes, or will include, any untrue statement of a material fact or omits, or will omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading. If the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement: (A) on the Effective Date of the Initial Registration Statement, the Initial Registration Statement and the Prospectus will conform in all respects to the requirements of the Act and the Rules and Regulations, neither of such documents will include any untrue statement of a material fact or will omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and no Additional Registration Statement has been or will be filed and (B) on each Closing Date, the Initial Registration Statement and the Prospectus will conform in all respects to the requirements of the Act and the Rules and Regulations, neither of such documents will include any untrue statement of a material fact or will omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and no Additional Registration Statement has been or will be filed. The two preceding sentences apply only to the extent that any statements in or omissions from a Registration Statement or the Prospectus are based on written information furnished to the Company by the Selling Stockholder specifically for use therein.

          (iv) This Agreement, the Custody Agreement and Power of Attorney have each been duly authorized, executed and delivered by or on behalf of the Selling Stockholder and this Agreement, the Custody Agreement and Power of Attorney each constitute the legal, valid and binding obligations of the Selling Stockholder enforceable against the Selling Stockholder in accordance with their respective terms.

          (v) No consent, approval, authorization, order, registration or qualification of, or filing with, any third party (whether acting in an individual, fiduciary or other capacity) or any governmental or regulatory agency or body or court is required to be obtained or made by the Selling Stockholder for the consummation of the transactions contemplated by this Agreement, the Custody Agreement or the Power of Attorney in connection with the sale of the Offered Securities by the Selling Stockholder, except such as have been obtained and made under the Act and such as may be required under state securities laws.

          (vi) The execution, delivery and performance by or on behalf of the Selling Stockholder of this Agreement, the Custody Agreement and the Power of Attorney and the consummation of the transactions contemplated herein have been duly authorized by all necessary corporate action on the part of the Selling Stockholder and, to the extent required, its stockholders and do not and will not conflict with or result in a breach or violation of any of the terms and provisions of, and do not and will not constitute a default (or an event which with the giving of notice or the lapse of time or both could reasonably be likely to constitute a default) under, or result in the creation or imposition of any lien, charge or encumbrance upon the Offered Securities to be sold by the Selling Stockholder under (A) the charter, by-laws or other organizational documents of the Selling Stockholder, (B) any statute, any rule, regulation, requirement, order or decree of any governmental or regulatory agency or body or any court, domestic or foreign, having jurisdiction over the Selling Stockholder or any of its properties, assets or operations, or (C) any indenture, mortgage, loan or credit agreement, note, lease, permit, license or other agreement or instrument to which the Selling Stockholder is a party or by which the Selling Stockholder is bound or to which any of the properties, assets or operations of the Selling Stockholder is subject, except in the case of clause (C) above as could not, individually or in the aggregate, have a Material Adverse Effect.

          (vii) There are no contracts, agreements or understandings between the Selling Stockholder and any third party that would give rise to a valid claim against the Selling Stockholder or any Underwriter for a brokerage commission, finder's fee or other like payment in connection with the transactions contemplated by this Agreement, the Custody Agreement and the Power of Attorney.

          (viii) The Selling Stockholder has not taken, directly or indirectly, any action designed to or that could cause or result in stabilization or manipulation of the price of the Offered Securities to facilitate the sale or resale of the Offered Securities.

     3. PURCHASE, SALE AND DELIVERY OF OFFERED SECURITIES. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company and the Selling Stockholder agree, severally and not jointly, to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Company and the Selling Stockholder, at a purchase price of $ [ ____ ] per share, the number of Firm Securities set forth below the caption "Company" or "Selling Stockholder", as the case may be, and opposite the name of such Underwriter in Schedule A hereto.

     Certificates in negotiable form for the Offered Securities to be sold by the Selling Stockholder hereunder have been placed in custody, for delivery under this Agreement, under a Custody Agreement made with EquiServe Trust Company, N.A., as custodian ("CUSTODIAN"). The Selling Stockholder agrees that the shares represented by the certificates held in custody for the Selling Stockholder under such Custody Agreement are subject to the interests of the Underwriters hereunder, that the arrangements made by the Selling Stockholder for such custody are to that extent irrevocable, and that the obligations of the Selling Stockholder hereunder shall not be terminated by operation of law, whether by the liquidation and/or dissolution of the Selling Stockholder or the occurrence of any other event. If the Selling Stockholder should be liquidated and/or dissolved, or if any other such event should occur, before the delivery of the Offered Securities hereunder, certificates for such Offered Securities shall be delivered by the Custodian in accordance with the terms and conditions of this Agreement as if such liquidation and/or dissolution or other event had not occurred, regardless of whether or not the Custodian shall have received notice of such liquidation and/or dissolution or other event.

     The Company and the Custodian will deliver the Firm Securities to the Representatives for the accounts of the Underwriters, against payment of the purchase price in Federal (same day) funds by wire transfer to an account at a bank acceptable to Credit Suisse First Boston Corporation ("CSFBC") drawn to the order of the Company in the case of 2,500,000 shares of Firm Securities and to the order of the Custodian in the case of 1,500,000 shares of Firm Securities, at the office of Dewey Ballantine LLP, 1301 Avenue of the Americas, New York, New York 10019-6092, at 10:30 A.M., New York time, on August [ ____ ], 2001, or at such other time not later than seven full business days thereafter as CSFBC and the Company mutually determine, such time being herein referred to as the "FIRST CLOSING DATE". For purposes of Rule 15c6-1 under the Securities Exchange Act of 1934, the First Closing Date (if later than the otherwise applicable settlement date) shall be the settlement date for payment of funds and delivery of securities for all the Offered Securities sold pursuant to the offering. The certificates for the Firm Securities so to be delivered will be in definitive form, in such denominations and registered in such names as CSFBC requests and will be made available for checking and packaging at the office of CSFBC, Eleven Madison Avenue, New York, New York, 10010-3629 at least 24 hours prior to the First Closing Date.

     In addition, upon written notice from CSFBC given to the Company and the Selling Stockholder from time to time not more than 30 days subsequent to the date of the Prospectus, the Underwriters may purchase all or less than all of the Optional Securities at the purchase price per Security to be paid for the Firm Securities. The Selling Stockholder agrees to sell to the Underwriters the number of shares of Optional Securities specified in such notice and the Underwriters agree, severally and not jointly, to purchase such Optional Securities. Such Optional Securities shall be purchased for the account of each Underwriter in the same proportion as the number of Firm Securities set forth opposite such Underwriter's name bears to the total number of Firm Securities (subject to adjustment by CSFBC to eliminate fractions) and may be purchased by the Underwriters only for the purpose of covering over-allotments made in connection with the sale of the Firm Securities. No Optional Securities shall be sold or delivered unless the Firm Securities previously have been, or simultaneously are, sold and delivered. The right to purchase the Optional Securities or any portion thereof may be exercised from time to time and to the extent not previously exercised may be surrendered and terminated at any time upon notice by CSFBC to the Company and the Selling Stockholder.

     Each time for the delivery of and payment for the Optional Securities, being herein referred to as an "OPTIONAL CLOSING DATE", which may be the First Closing Date (the First Closing Date and each Optional Closing Date, if any, being sometimes referred to as a "CLOSING DATE"), shall be determined by CSFBC but shall be not later than five full business days after written notice of election to purchase Optional Securities is given. The Custodian will deliver the Optional Securities being purchased on each Optional Closing Date to the Representatives for the accounts of the several Underwriters, against payment of the purchase price therefor in Federal (same day) funds by official bank check or checks or wire transfer to an account at a bank acceptable to CSFBC drawn to the order of the Custodian, at the above office of Dewey Ballantine LLP. The certificates for the Optional Securities being purchased on each Optional Closing Date will be in definitive form, in such denominations and registered in such names as CSFBC requests upon reasonable notice prior to such Optional Closing Date and will be made available for checking and packaging at the above office of CSFBC at a reasonable time in advance of such Optional Closing Date.

     4. OFFERING BY UNDERWRITERS. It is understood that the several Underwriters propose to offer the Offered Securities for sale to the public as set forth in the Prospectus.

     5. CERTAIN AGREEMENTS OF THE COMPANY AND THE SELLING STOCKHOLDER. The Company agrees with the several Underwriters and the Selling Stockholder and, with respect to clauses (i), (j), (l), (m) and (n) below, the Selling Stockholder agrees with the Company and the several Underwriters that:

          (a) If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, the Company will file the Prospectus with the Commission pursuant to and in accordance with subparagraph (1) (or, if applicable and if consented to by CSFBC, subparagraph (4)) of Rule 424(b) not later than the earlier of (A) the second business day following the execution and delivery of this Agreement or (B) the fifteenth business day after the Effective Date of the Initial Registration Statement. The Company will advise CSFBC promptly of any such filing pursuant to Rule 424(b). If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement and an additional registration statement is necessary to register a portion of the Offered Securities under the Act but the Effective Time thereof has not occurred as of such execution and delivery, the Company will file the additional registration statement or, if filed, will file a post-effective amendment thereto with the Commission pursuant to and in accordance with Rule 462(b) on or prior to 10:00 P.M., New York time, on the date of this Agreement or, if earlier, on or prior to the time the Prospectus is printed and distributed to any Underwriter, or will make such filing at such later date as shall have been consented to by CSFBC.

          (b) The Company will advise CSFBC promptly of any proposal to amend or supplement the initial or any additional registration statement as filed or the related prospectus or the Initial Registration Statement, the Additional Registration Statement (if any) or the Prospectus and will not effect such amendment or supplementation without CSFBC's prior consent; and the Company will also advise CSFBC promptly of the effectiveness of each Registration Statement (if the Effective Time is subsequent to the execution and delivery of this Agreement) and of any amendment or supplementation of a Registration Statement or the Prospectus and of the institution by the Commission of any stop order proceedings in respect of a Registration Statement and will use its best efforts to prevent the issuance of any such stop order and to obtain as soon as possible its lifting, if issued.

          (c) If, at any time when a prospectus relating to the Offered Securities is required to be delivered under the Act in connection with sales by any Underwriter or dealer, any event occurs or condition exists as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Prospectus to comply with the Act, the Company will promptly notify CSFBC of such event and will promptly prepare and file with the Commission, at its own expense, an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance. Neither CSFBC's consent to, nor the Underwriters' delivery of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 6 hereof.

          (d) As soon as practicable, but not later than the Availability Date (as defined below), the Company will make generally available to its security holders an earnings statement covering a period of at least 12 months beginning after the Effective Date of the Initial Registration Statement (or, if later, the Effective Date of the Additional Registration Statement) which will satisfy the provisions of Section 11(a) of the Act. For the purpose of the preceding sentence, "AVAILABILITY DATE" means the 45th day after the end of the fourth fiscal quarter following the fiscal quarter that includes such Effective Date, except that, if such fourth fiscal quarter is the last quarter of the Company's fiscal year, "AVAILABILITY DATE" means the 90th day after the end of such fourth fiscal quarter.

          (e) The Company will furnish to the Representatives copies of each Registration Statement (three of which will be signed and will include all exhibits and signed accountant's reports of KPMG LLP), each related preliminary prospectus, and, so long as a prospectus relating to the Offered Securities is required to be delivered under the Act in connection with sales by any Underwriter or dealer, the Prospectus and all amendments and supplements to such documents, in each case in such quantities as CSFBC requests. The Prospectus shall be so furnished on or prior to 3:00 P.M., New York time, on the business day following the later of the execution and delivery of this Agreement or the Effective Time of the Initial Registration Statement. All other such documents shall be so furnished as soon as available. The Company and the Selling Stockholder will pay the expenses of printing and distributing to the Underwriters all such documents.

          (f) The Company will arrange for the qualification of the Offered Securities for sale under the laws of such jurisdictions as CSFBC designates and will continue such qualifications in effect so long as required for the distribution.

          (g) During the period of five years hereafter, the Company will furnish to the Representatives and, upon request, to each of the other Underwriters, as soon as practicable after the end of each fiscal year, a copy of its annual report to stockholders for such year; and the Company will furnish to the Representatives (i) as soon as available, a copy of each report and any definitive proxy statement of the Company filed with the Commission as required under the Securities Exchange Act of 1934, as amended, or mailed to stockholders, and (ii) from time to time, such other information concerning the Company as CSFBC may reasonably request.

          (h) The Company will apply the net proceeds of the Offering received by the Company contemplated hereunder in the manner set forth in the Prospectus under the caption "Use of Proceeds".

          (i) The Company and the Selling Stockholder will each use their best efforts to cause the Custodian to agree to deliver to CSFBC, attention:
     Transactions Advisory Group on the Closing Date a letter stating that the Custodian will deliver to the Selling Stockholder a United States Treasury Department Form 1099 (or other applicable form or statement specified by the United States Treasury Department regulations in lieu thereof) on or before January 31 of the year following the date of this Agreement.

          (j) The Company and the Selling Stockholder each agree with the several Underwriters that the Company and the Selling Stockholder will pay all expenses of the Company and the Selling Stockholder incident to the performance of the obligations of the Company and the Selling Stockholder, as the case may be, under this Agreement, for any filing fees and other expenses (including fees and disbursements of counsel) in connection with qualification of the Offered Securities for sale under the laws of such jurisdictions as CSFBC designates and the printing of memoranda relating thereto, for the filing fee incident to the review by the National Association of Securities Dealers, Inc. (the "NASD") of the Offered Securities, for any travel expenses of the Company's officers and employees and any other expenses of the Company in connection with attending or hosting meetings with prospective purchasers of the Offered Securities, for any transfer taxes on the sale by the Selling Stockholder of the Offered Securities to the Underwriters and for expenses incurred in distributing preliminary prospectuses and the Prospectus (including any amendments and supplements thereto) to the Underwriters.

          (k) For a period of 90 days after the date of the public offering of the Offered Securities, the Company will not, directly or indirectly, offer, sell, contract to sell, pledge or otherwise dispose of, or file or cause to be filed with the Commission a registration statement under the Act relating to, any shares of its Securities or securities or other rights convertible into or exchangeable or exercisable for any shares of its Securities, or publicly disclose the intention to make any such offer, sale, pledge, disposition or filing, without the prior written consent of CSFBC except for grants of employee stock options pursuant to the terms of a plan in effect on the date hereof or issuances of Securities pursuant to the exercise of such options or the sale of Securities pursuant to the terms of an employee stock purchase plan in effect on the date hereof.

          (l) The Selling Stockholder and the stockholders listed on EXHIBIT II (collectively, the "KIM STOCKHOLDERS") each agree, for a period of 90 days after the date of the public offering of the Offered Securities, not to, directly or indirectly, offer, sell, contract to sell, pledge or otherwise dispose of, or request or demand the filing with the Commission of a registration statement under the Act relating to, any shares of Securities of the Company or securities or other rights convertible into or exchangeable or exercisable for any shares of Securities, enter into a transaction which would have the same effect, or enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of the Securities, whether any such aforementioned transaction is to be settled by delivery of the Securities or such other securities, in cash or otherwise, or publicly disclose the intention to make any such offer, sale, pledge or disposition, or enter into any such transaction, swap, hedge or other arrangement, without, in each case, the prior written consent of CSFBC.

          (m) The Company and the Selling Stockholder will each use its best efforts to cause the executive officers and directors of the Company to agree that each such executive officer and director will not, directly or indirectly, for a period of 90 days after the date of the public offering of the Offered Securities, offer, sell, contract to sell, pledge or otherwise dispose of, or request or demand the filing with the Commission of a registration statement under the Act relating to, any shares of the Securities of the Company or securities or other rights convertible into or exchangeable or exercisable for any shares of Securities, enter into a transaction which would have the same effect, or enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of the Securities, whether any such aforementioned transaction is to be settled by delivery of the Securities or such other securities, in cash or otherwise, or publicly disclose the intention to make any such offer, sale, pledge or disposition, or enter into any such transaction, swap, hedge or other arrangement, without, in each case, the prior written consent of CSFBC.

          (n) Neither the Company nor the Selling Stockholder will take, directly or indirectly, any action designed to or that could cause or result in stabilization or manipulation of the price of the Offered Securities to facilitate the sale or resale of the Offered Securities.

          (o) The Company will use its best efforts to effect the listing of the Offered Securities on the Nasdaq Stock Market's National Market.

     6. CONDITIONS OF THE OBLIGATIONS OF THE UNDERWRITERS. The obligations of the several Underwriters to purchase and pay for the Firm Securities on the First Closing Date and the Optional Securities to be purchased on each Optional Closing Date will be subject to the accuracy of the representations and warranties on the part of the Company and the Selling Stockholder herein, to the accuracy of the statements of Company officers made pursuant to the provisions hereof, to the performance by the Company and the Selling Stockholder of their obligations hereunder and to the following additional conditions precedent:

          (a) The Representatives shall have received a letter, dated the date of delivery thereof (which, if the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, shall be on or prior to the date of this Agreement or, if the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement, shall be prior to the filing of the amendment or post-effective amendment to the registration statement to be filed shortly prior to such Effective Time), of KPMG LLP confirming that they are independent public accountants within the meaning of the Act and the applicable published Rules and Regulations thereunder and stating to the effect that:

               (i) in their opinion the financial statements and schedules audited by them and included in the Registration Statements or in the material incorporated by reference into the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations;

               (ii) they have performed the procedures specified by the American Institute of Certified Public Accountants for a review of interim financial information as described in Statement of Auditing Standards No. 71, Interim Financial Information, on the unaudited financial statements included in the Registration Statements or in the material incorporated by reference into the Prospectus;

               (iii) on the basis of the review referred to in clause (ii) above, a reading of the latest available interim financial statements of the Company, a reading of the minutes of all meetings of the stockholders and directors (including any committee thereof) of the Company and its subsidiaries, inquiries of officials of the Company who have responsibility for financial and accounting matters and other specified procedures, nothing came to their attention that caused them to believe that:

                    (A) the unaudited interim financial statements included in the Registration Statements and the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations or any material modifications should be made to such unaudited interim financial statements for them to be in conformity with generally accepted accounting principles;

                    (B) the information set forth in the Prospectus under the
               captions "Summary Consolidated Financial and Operating Data" and "Selected Consolidated Financial and Operating Data" does not agree with the amounts set forth in the unaudited interim consolidated financial statements or the audited consolidated financial statements, as the case may be, from which it was derived or were not determined on a basis substantially consistent with that of the corresponding amounts in the unaudited or audited statements, as applicable, included in the Registration Statements and the Prospectus;

                    (C) at the date of the latest available balance sheet read by such accountants, or at a subsequent specified date not more than three days prior to the date of this Agreement, there was any decrease in stockholders' equity or change in the capital stock or any increase in long-term debt of the Company and its consolidated subsidiaries or, at the date of the latest available balance sheet read by such accountants, there was any decrease in consolidated net current assets or total assets, as compared with amounts shown on the latest balance sheet included in the Registration Statements and the Prospectus; or

                    (D) for the period from the closing date of the latest
               income statement included in the Registration Statements and the Prospectus to the closing date of the latest available income statement read by such accountants there were any decreases, as compared with the corresponding period of the previous year and with the period of corresponding length ended the date of the latest income statement included in the Registration Statements and the Prospectus, in consolidated net revenues or operating income or in the total or per share amounts of consolidated net income;

          except in all cases set forth in clauses (C) and (D) above for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

               (iv) they have compared specified dollar amounts (or percentages derived from such dollar amounts) and other financial information contained in the Registration Statements and the Prospectus (in each case to the extent that such dollar amounts, percentages, numerical data and other financial information are derived from the general accounting records of the Company and its subsidiaries subject to the internal controls of the Company's accounting system or are derived directly from such records by analysis or computation) with the results obtained from inquiries, a reading of such general accounting records and other procedures specified in such letter and have found such dollar amounts, percentages, numerical data and other financial information to be in agreement with such results, except as otherwise specified in such letter.

     For purposes of this subsection, (i) if the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement, "REGISTRATION STATEMENTS" shall mean the initial registration statement as proposed to be amended by the amendment or post-effective amendment to be filed shortly prior to its Effective Time, (ii) if the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement but the Effective Time of the Additional Registration Statement is subsequent to such execution and delivery, "REGISTRATION STATEMENTS" shall mean the Initial Registration Statement and the additional registration statement as proposed to be filed or as proposed to be amended by the post-effective amendment to be filed shortly prior to its Effective Time, and (iii) "PROSPECTUS" shall mean the prospectus included in the Registration Statements. All financial statements and schedules included in material incorporated by reference into the Prospectus shall be deemed included in the Registration Statements for purposes of this subsection.

          (b) If the Effective Time of the Initial Registration Statement is not prior to the execution and delivery of this Agreement, such Effective Time shall have occurred not later than 10:00 P.M., New York time, on the date of this Agreement or such later date as shall have been consented to by CSFBC. If the Effective Time of the Additional Registration Statement (if any) is not prior to the execution and delivery of this Agreement, such Effective Time shall have occurred not later than 10:00 P.M., New York time, on the date of this Agreement or, if earlier, the time the Prospectus is printed and distributed to any Underwriter, or shall have occurred at such later date as shall have been consented to by CSFBC. If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, the Prospectus shall have been filed with the Commission in accordance with the Rules and Regulations and Section 5(a) of this Agreement. Prior to such Closing Date, no stop order suspending the effectiveness of a Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or, to the best knowledge of the Selling Stockholder, the Company or the Representatives, shall be contemplated by the Commission.

          (c) Subsequent to the execution and delivery of this Agreement, there shall not have occurred (i) any change, or any development or event involving a prospective change, in the condition (financial or other), business, results of operations, properties or general affairs of the Company or its subsidiaries which, in the judgment of a majority in interest of the Underwriters including the Representatives, is material and adverse to the Company and its subsidiaries taken as a whole and makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the Offered Securities; (ii) any downgrading in the rating of any debt securities of the Company by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act), or any public announcement that any such organization has under surveillance or review its rating of any debt securities of the Company (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating); (iii) any suspension or material limitation of trading in securities generally on the New York Stock Exchange or the Nasdaq Stock Market's National Market, or any setting of minimum prices for trading on either such exchange, or any suspension of trading of any securities of the Company on any exchange or in the over-the-counter market; (iv) any banking moratorium declared by U.S. Federal or New York authorities; or (v) any outbreak or escalation of major hostilities in which the United States is involved, any declaration of war by Congress or any other substantial national or international calamity or emergency if, in the judgment of a majority in interest of the Underwriters including the Representatives, the effect of any such outbreak, escalation, declaration, calamity or emergency makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the Offered Securities.

          (d) The Representatives shall have received an opinion, dated such Closing Date, of Klehr, Harrison, Harvey, Branzburg & Ellers LLP, counsel for the Company, to the effect that:

               (i) The Company has been duly incorporated and is a validly existing corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own, lease and operate its properties and conduct its business as described in the Prospectus; and the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership, lease or operation of property or the conduct of its business requires such qualification;

               (ii) Each of the Company's domestic subsidiaries, other than the Nevada Subsidiaries (as defined below), has been duly incorporated and is a validly existing corporation in good standing under the laws of the jurisdiction of its incorporation, with corporate power and authority to own, lease and operate its properties and to conduct is business as described in the Prospectus; and each subsidiary of the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership, lease or operation of property or the conduct of its business requires such qualification;

               (iii) All of the issued and outstanding capital stock of each of the Company's subsidiaries is owned by the Company, directly or through subsidiaries, free and clear of any mortgage, pledge, lien, security interest, claim, encumbrance or defect of any kind; and there are no rights granted to or in favor of any third party (whether acting in an individual, fiduciary or other capacity) other than the Company to acquire any such capital stock, any additional capital stock or any other securities of any subsidiary;

               (iv) The Offered Securities delivered on such Closing Date by the Company have been duly authorized and will be, when issued and paid for in accordance with this Agreement, validly issued, fully paid and nonassessable and the Offered Securities delivered on such Closing Date by the Selling Stockholder have been duly authorized, validly issued, fully paid and nonassessable; no further approval or authority of the stockholders or the Board of Directors of the Company is or will be required for the issuance and sale of the Offered Securities as contemplated by this Agreement; the stockholders of the Company have no statutory or other preemptive or similar rights with respect to the Offered Securities or, to the best knowledge of such counsel, any other securities of the Company; and all outstanding shares of the capital stock of the Company have been duly authorized, are validly issued, are fully paid and non-assessable and have been issued in compliance with applicable federal and state securities laws; the authorized and outstanding shares of capital stock of the Company conform to the description thereof contained in the Prospectus;

               (v) To the best knowledge of such counsel, except as disclosed in the Prospectus, there are no contracts, agreements or understandings between the Company and any third party (whether acting in an individual, fiduciary or other capacity) granting such third party the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such third party or to require the Company to include such securities in the Offered Securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act;

               (vi) No consent, approval, authorization, order, registration or qualification of, or filing with, any third party (whether acting in an individual, fiduciary or other capacity) or any governmental or regulatory agency or body or any court is required to be obtained or made by the Company or the Selling Stockholder for the consummation of the transactions contemplated by this Agreement or the Custody Agreement in connection with the issuance and sale of the Offered Securities, except such as have been obtained and made under the Act or with the NASD or the Nasdaq Stock Market's National Market and such as may be required under state securities laws;

               (vii) The execution, delivery and performance of this Agreement or the Custody Agreement and the consummation of the transactions herein or therein contemplated do not and will not conflict with or result in a breach or violation of any of the terms and provisions of, and do not and will not constitute a default (or an event which with the giving of notice or the lapse of time or both could reasonably be likely to constitute a default) under, or result in the creation or imposition of any lien, charge or encumbrance upon any assets or properties of the Company or any of its subsidiaries under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the assets or properties of the Company or any of its subsidiaries under, and neither the Company nor any of its subsidiaries is in violation of (A) the charter, by-laws or other organizational documents of the Company or any subsidiary, (B) any statute, rule or regulation or, to the extent known to such counsel, any requirement, order or decree of any governmental, regulatory or agency or body or any court having jurisdiction over the Company or any subsidiary or any of their properties, assets or operations or (C) any indenture, mortgage, loan or credit agreement, note, lease, permit, license or other agreement or instrument to which the Company or any such subsidiary is a party or by which the Company or any subsidiary is bound or to which any of the properties, assets or operations of the Company is subject, which is known to such counsel and any violation of which, individually or in the aggregate, could have a Material Adverse Effect;

               (viii) Except for options to purchase capital stock of the Company outstanding pursuant to the terms of a plan in effect on the date hereof as described in the Prospectus or rights to purchase capital stock of the Company pursuant to the terms of an employee stock purchase plan in effect on the date hereof, to the best knowledge of such counsel, there are no outstanding (A) securities or obligations of the Company convertible into or exchangeable for any capital stock of the Company, (B) warrants, rights or options to subscribe for or purchase from the Company any such capital stock or any such convertible or exchangeable securities or obligations or (C) obligations of the Company to issue such shares, any such convertible or exchangeable securities or obligations, or any such warrants, rights or obligations;

               (ix) Except as disclosed in the Prospectus, there are no pending or, to the best knowledge of such counsel, threatened actions, suits, proceedings or investigations against or affecting the Company or any of its subsidiaries or any of their respective properties, assets or operations that could materially and adversely affect the ability of the Company to perform its obligations under this Agreement or which could, individually or in the aggregate, have a Material Adverse Effect;

               (x) The descriptions in the Registration Statements and Prospectus of statutes, legal and governmental proceedings and contracts and other documents are accurate in all material respects and fairly present the information required to be shown and such counsel does not know of any legal or governmental proceedings, statutes, regulations, contracts or other documents that are required by the Act to be described in the Registration Statements or the Prospectus or to be filed as exhibits to the Registration Statements that are not described or filed as required;

               (xi) This Agreement has been duly authorized, executed and delivered by or on behalf of the Company;

               (xii) The Company is not and, after giving effect to the offering and sale of the Offered Securities and the application of the proceeds thereof as described in the Prospectus, will not be an "investment company" as defined in the Investment Company Act of 1940, as amended;

               (xiii) To the best knowledge of such counsel, the Company and its subsidiaries possess all Licenses issued by appropriate governmental or regulatory agencies or bodies as are necessary to own, lease or operate their properties and conduct their business as described in the Prospectus, and all such Licenses are in full force and effect and neither the Company nor any of its subsidiaries has received notice of any proceedings, investigations or inquiries (or is aware of any facts that would form a reasonable basis for any proceedings, investigations or inquiries) relating to the revocation, modification, termination or suspension of any such License or impairment of the rights of the Company or such subsidiaries thereunder that, if determined adversely to the Company or any of its subsidiaries, could individually or in the aggregate have a Material Adverse Effect; and

               (xiv) The Initial Registration Statement was declared effective under the Act as of the date and time specified in such opinion, the Additional Registration Statement (if any) was filed and became effective under the Act as of the date and time (if determinable) specified in such opinion, the Prospectus either was filed with the Commission pursuant to the subparagraph of Rule 424(b) specified in such opinion on the date specified therein or was included in the Initial Registration Statement or the Additional Registration Statement (as the case may be), and, to the best knowledge of such counsel, no stop order suspending the effectiveness of a Registration Statement or any part thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Act, and each Registration Statement and the Prospectus, and each amendment or supplement thereto, as of their respective effective or issue dates, complied as to form in all material respects with the requirements of the Act and the Rules and Regulations.

          In addition, such counsel shall also state that it has participated in conferences with representatives of the Underwriters, officers and representatives of the Company and representatives of the independent public accountants of the Company, at which conferences the contents of the Registration Statements and the Prospectus and related matters were discussed, and although such counsel does not pass upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statements and the Prospectus, on the basis of the foregoing (relying as to materiality in part upon the factual statements of officers and representations of the Company), no facts have come to the attention of such counsel that cause such counsel to believe that any part of a Registration Statement or any amendment thereto, as of its effective date or as of the Closing Date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, as of its issue date or as of the Closing Date, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no opinion as to the financial statements and schedules or other financial or statistical data contained in the Registration Statements and the Prospectus).

          Such opinion shall be to such further effect with respect to other legal matters relating to this Agreement and the transactions contemplated hereby as the Representatives and counsel to the Underwriters may reasonably request.

          (e) The Representatives shall have received an opinion, dated such Closing Date, of [_______________], Canadian counsel for the Company, to the effect that:

               (i) Electronics Boutique Canada, Inc. ("EB Canada") has been duly incorporated and is a validly existing corporation in good standing under the laws of the jurisdiction of its incorporation, with corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus; and each of the Company and EB Canada is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership, lease or operation of property or the conduct of its business requires such qualification;

               (ii) No consent, approval, authorization, order, registration or qualification of, or filing with, any third party (whether acting in an individual, fiduciary or other capacity) or any governmental or regulatory agency or body or any court is required to be obtained or made by the Company or EB Canada for the consummation of the transactions contemplated by this Agreement or the Custody Agreement in connection with the issuance and sale of the Offered Securities;

               (iii) The execution, delivery and performance of this Agreement or the Custody Agreement and the consummation of the transactions herein or therein contemplated do not and will not conflict with or result in a breach or violation of any of the terms and provisions of, and do not and will not constitute a default (or an event which with the giving of notice or the lapse of time or both could reasonably be likely to constitute a default) under, or result in the creation or imposition of any lien, charge or encumbrance upon any assets or properties of the Company or EB Canada under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the assets or properties of the Company or EB Canada under, and neither the Company nor EB Canada is in violation of (A) in the case of EB Canada only, the charter, by-laws or other organizational documents of EB Canada, (B) any statute, rule or regulation or, to the extent known to such counsel, any requirement, order or decree of any governmental, regulatory or agency or body or any court having jurisdiction over the Company or EB Canada or any of their respective properties, assets or operations or (C) to the best knowledge of such counsel, any indenture, mortgage, loan or credit agreement, note, lease, permit, license or other agreement or instrument to which the Company or EB Canada is a party or by which the Company or EB Canada is bound or to which any of the properties, assets or operations of the Company or EB Canada is subject, except in the case of clause (C) above, for such violations that could not, individually or in the aggregate, have a Material Adverse Effect;

               (iv) Except as disclosed in the Prospectus, there are no pending or, to the best knowledge of such counsel, threatened actions, suits, proceedings or investigations against or affecting the Company or EB Canada or any of their respective properties, assets or operations that could materially and adversely affect the ability of the Company to perform its obligations under this Agreement or which could, individually or in the aggregate, have a Material Adverse Effect; and

               (v) To the best knowledge of such counsel, each of the Company and EB Canada possesses all Licenses issued by appropriate governmental or regulatory agencies or bodies as are necessary to own, lease or operate their properties and conduct its business as described in the Prospectus, and all such Licenses are in full force and effect and neither the Company nor EB Canada has received notice of any proceedings, investigations or inquiries (or is aware of any facts that would form a reasonable basis for any proceedings, investigations or inquiries) relating to the revocation, modification, termination or suspension of any such License or impairment of the rights of the Company or EB Canada thereunder that, if determined adversely to the Company or EB Canada, could individually or in the aggregate have a Material Adverse Effect.

          (f) The Representatives shall have received an opinion, dated such Closing Date, of [_______________], Australian counsel for the Company, to the effect that:

               (i) Electronics Boutique Australia Pty. Ltd. ("EB Australia") has been duly incorporated and is a validly existing corporation in good standing under the laws of the jurisdiction of its incorporation, with corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus; and each of the Company and EB Australia is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership, lease or operation of property or the conduct of its business requires such qualification;

               (ii) No consent, approval, authorization, order, registration or qualification of, or filing with, any third party (whether acting in an individual, fiduciary or other capacity) or any governmental or regulatory agency or body or any court is required to be obtained or made by the Company or EB Australia for the consummation of the transactions contemplated by this Agreement or the Custody Agreement in connection with the issuance and sale of the Offered Securities;

               (iii) The execution, delivery and performance of this Agreement or the Custody Agreement and the consummation of the transactions herein or therein contemplated do not and will not conflict with or result in a breach or violation of any of the terms and provisions of, and do not and will not constitute a default (or an event which with the giving of notice or the lapse of time or both could reasonably be likely to constitute a default) under, or result in the creation or imposition of any lien, charge or encumbrance upon any assets or properties of the Company or EB Australia under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the assets or properties of the Company or EB Australia under, and neither the Company nor EB Australia is in violation of (A) in the case of EB Australia only, the charter, by-laws or other organizational documents of EB Australia, (B) any statute, rule or regulation or, to the extent known to such counsel, any requirement, order or decree of any governmental, regulatory or agency or body or any court having jurisdiction over the Company or EB Australia or any of their respective properties, assets or operations or (C) to the best knowledge of such counsel, any indenture, mortgage, loan or credit agreement, note, lease, permit, license or other agreement or instrument to which the Company or EB Australia is a party or by which the Company or EB Australia is bound or to which any of the properties, assets or operations of the Company or EB Australia is subject, except in the case of clause (C) above, for such violations that could not, individually or in the aggregate, have a Material Adverse Effect;

               (iv) Except as disclosed in the Prospectus, there are no pending or, to the best knowledge of such counsel, threatened actions, suits, proceedings or investigations against or affecting the Company or EB Australia or any of their respective properties, assets or operations that could materially and adversely affect the ability of the Company to perform its obligations under this Agreement or which could, individually or in the aggregate, have a Material Adverse Effect; and

               (v) To the best knowledge of such counsel, each of the Company and EB Australia possesses all Licenses issued by appropriate governmental or regulatory agencies or bodies as are necessary to own, lease or operate their properties and conduct its business as described in the Prospectus, and all such Licenses are in full force and effect and neither the Company nor EB Australia has received notice of any proceedings, investigations or inquiries (or is aware of any facts that would form a reasonable basis for any proceedings, investigations or inquiries) relating to the revocation, modification, termination or suspension of any such License or impairment of the rights of the Company or EB Australia thereunder that, if determined adversely to the Company or EB Australia, could individually or in the aggregate have a Material Adverse Effect.

          (g) The Representatives shall have received an opinion, dated such Closing Date, of [_______________], Danish counsel for the Company, to the effect that:

               (i) Each of Electronics Boutique Denmark Holdings ApS and Electronics Boutique Denmark ApS (collectively, the "Danish Subsidiaries") has been duly incorporated and is a validly existing corporation in good standing under the laws of the jurisdiction of its incorporation, with corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus; and each of the Company and the Danish Subsidiaries is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership, lease or operation of property or the conduct of its business requires such qualification;

               (ii) No consent, approval, authorization, order, registration or qualification of, or filing with, any third party (whether acting in an individual, fiduciary or other capacity) or any governmental or regulatory agency or body or any court is required to be obtained or made by the Company or the Danish Subsidiaries for the consummation of the transactions contemplated by this Agreement or the Custody Agreement in connection with the issuance and sale of the Offered Securities;

               (iii) The execution, delivery and performance of this Agreement or the Custody

          Agreement and the consummation of the transactions herein or therein contemplated do not and will not conflict with or result in a breach or violation of any of the terms and provisions of, and do not and will not constitute a default (or an event which with the giving of notice or the lapse of time or both could reasonably be likely to constitute a default) under, or result in the creation or imposition of any lien, charge or encumbrance upon any assets or properties of the Company or the Danish Subsidiaries under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the assets or properties of the Company or the Danish Subsidiaries under, and neither the Company nor the Danish Subsidiaries is in violation of (A) in the case of the Danish Subsidiaries only, the charter, by-laws or other organizational documents of the Danish Subsidiaries, (B) any statute, rule or regulation or, to the extent known to such counsel, any requirement, order or decree of any governmental, regulatory or agency or body or any court having jurisdiction over the Company or the Danish Subsidiaries or any of their respective properties, assets or operations or (C) to the best knowledge of such counsel, any indenture, mortgage, loan or credit agreement, note, lease, permit, license or other agreement or instrument to which the Company or the Danish Subsidiaries is a party or by which the Company or the Danish Subsidiaries is bound or to which any of the properties, assets or operations of the Company or the Danish Subsidiaries is subject, except in the case of clause (C) above, for such violations that could not, individually or in the aggregate, have a Material Adverse Effect;

               (iv) Except as disclosed in the Prospectus, there are no pending or, to the best knowledge of such counsel, threatened actions, suits, proceedings or investigations against or affecting the Company or the Danish Subsidiaries or any of their respective properties, assets or operations that could materially and adversely affect the ability of the Company to perform its obligations under this Agreement or which could, individually or in the aggregate, have a Material Adverse Effect; and

               (v) To the best knowledge of such counsel, each of the Company and the Danish Subsidiaries possesses all Licenses issued by appropriate governmental or regulatory agencies or bodies as are necessary to own, lease or operate their properties and conduct its business as described in the Prospectus, and all such Licenses are in full force and effect and neither the Company nor the Danish Subsidiaries has received notice of any proceedings, investigations or inquiries (or is aware of any facts that would form a reasonable basis for any proceedings, investigations or inquiries) relating to the revocation, modification, termination or suspension of any such License or impairment of the rights of the Company or the Danish Subsidiaries thereunder that, if determined adversely to the Company or the Danish Subsidiaries, could individually or in the aggregate have a Material Adverse Effect.

          (h) The Representatives shall have received an opinion, dated such Closing Date, of [_______________], Nevada counsel for the Company, to the effect that:

               (i) Each of EB Catalog Company, Inc. and EB World.com, Inc. (collectively, the "Nevada Subsidiaries") has been duly incorporated and is a validly existing corporation in good standing under the laws of the State of Nevada, with corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus; and each of the Company and the Nevada Subsidiaries is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership, lease or operation of property or the conduct of its business requires such qualification;

               (ii) No consent, approval, authorization, order, registration or qualification of, or filing with, any third party (whether acting in an individual, fiduciary or other capacity) or any governmental or regulatory agency or body or any court is required to be obtained or made by the Company or the Nevada Subsidiaries for the consummation of the transactions contemplated by this Agreement or the Custody Agreement in connection with the issuance and sale of the Offered Securities;

               (iii) The execution, delivery and performance of this Agreement or the Custody Agreement and the consummation of the transactions herein or therein contemplated do not and will not conflict with or result in a breach or violation of any of the terms and provisions of, and do not and will not constitute a default (or an event which with the giving of notice or the lapse of time or both could reasonably be likely to constitute a default) under, or result in the creation or imposition of any lien, charge or encumbrance upon any assets or properties of the Company or the Nevada Subsidiaries under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the assets or properties of the Company or the Nevada Subsidiaries under, and neither the Company nor the Nevada Subsidiaries is in violation of (A) in the case of the Nevada Subsidiaries only, the charter, by-laws or other organizational documents of the Nevada Subsidiaries, (B) any statute, rule or regulation or, to the extent known to such counsel, any requirement, order or decree of any governmental, regulatory or agency or body or any court having jurisdiction over the Company or the Nevada Subsidiaries or any of their respective properties, assets or operations or (C) to the best knowledge of such counsel, any indenture, mortgage, loan or credit agreement, note, lease, permit, license or other agreement or instrument to which the Company or the Nevada Subsidiaries is a party or by which the Company or the Nevada Subsidiaries is bound or to which any of the properties, assets or operations of the Company or the Nevada Subsidiaries is subject, except in the case of clause (C) above, for such violations that could not, individually or in the aggregate, have a Material Adverse Effect;

               (iv) Except as disclosed in the Prospectus, there are no pending or, to the best knowledge of such counsel, threatened actions, suits, proceedings or investigations against or affecting the Company or the Nevada Subsidiaries or any of their respective properties, assets or operations that could materially and adversely affect the ability of the Company to perform its obligations under this Agreement or which could, individually or in the aggregate, have a Material Adverse Effect; and

               (v) To the best knowledge of such counsel, each of the Company and the Nevada Subsidiaries possesses all Licenses issued by appropriate governmental or regulatory agencies or bodies as are necessary to own, lease or operate their properties and conduct its business as described in the Prospectus, and all such Licenses are in full force and effect and neither the Company nor the Nevada Subsidiaries has received notice of any proceedings, investigations or inquiries (or is aware of any facts that would form a reasonable basis for any proceedings, investigations or inquiries) relating to the revocation, modification, termination or suspension of any such License or impairment of the rights of the Company or the Nevada Subsidiaries thereunder that, if determined adversely to the Company or the Nevada Subsidiaries, could individually or in the aggregate have a Material Adverse Effect.

          (i) The Representatives shall have received the opinion contemplated in the Power of Attorney executed and delivered by the Selling Stockholder and an opinion, dated such Closing Date, of _____________________, counsel for the Selling Stockholder, to the effect that:

               (i) The Selling Stockholder has been duly incorporated and is a validly existing corporation in good standing under the laws of the State of Nevada, with corporate power and authority to own, lease and operate its properties and conduct its business as presently conducted; and the Selling Stockholder is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership, lease or operation of property or the conduct of its business requires such qualification;

               (ii) The Selling Stockholder had valid and unencumbered title to the Offered Securities delivered by the Selling Stockholder on such Closing Date and had full right, power and authority to enter into this Agreement and the Custody Agreement and Power of Attorney entered into by the Selling Stockholder in connection with the transactions contemplated hereby and to sell, assign, transfer and deliver the Offered Securities delivered by the Selling Stockholder on such Closing Date hereunder; and upon the delivery of and payment for the Offered Securities on such Closing Date the several Underwriters acquired valid and unencumbered title to the Offered Securities delivered by the Selling Stockholder on such Closing Date;

               (iii) No consent, approval, authorization or order of, or filing with, any third party (whether acting in an individual, fiduciary or other capacity) or any governmental or regulatory agency or body or any court is required to be obtained or made by the Selling Stockholder for the consummation of the transactions contemplated by this Agreement, the Custody Agreement or the Power of Attorney in connection with the sale of the Offered Securities sold by the Selling Stockholder, except such as have been obtained and made under the Act or with the NASD or the Nasdaq Stock Market's National Market and such as may be required under state securities laws;

               (iv) The execution, delivery and performance by the Selling Stockholder of this Agreement, the Custody Agreement and the Power of Attorney and the consummation of the transactions contemplated therein and herein have been duly authorized by all necessary corporate action on the part of the Selling Stockholder and, to the extent required, its stockholders and do not and will not conflict with or result in a breach or violation of any of the terms and provisions of, and do not and will not constitute a default (or an event which with the giving of notice or the lapse of time or both could reasonably be likely to constitute a default) under, or result in the creation or imposition of any lien, charge or encumbrance upon the Offered Securities to be sold by the Selling Stockholder under (A) the charter, by-laws or other organizational documents of the Selling Stockholder, (B) any statute, rule or regulation or, to the extent known to such counsel, any requirement, order or decree of any governmental or regulatory agency or body or any court, domestic or foreign, having jurisdiction over the Selling Stockholder or any of its properties, assets or operations, or (C) to the best knowledge of such counsel, any indenture, mortgage, loan or credit agreement, note, lease, permit, license or other agreement or instrument to which the Selling Stockholder is a party or by which the Selling Stockholder is bound or to which any of the properties, assets or operations of the Selling Stockholder is subject, except in the case of clause (C) above, for such violations which could not individually or in the aggregate have a material adverse effect on the sale of the Offered Securities or the ability of the Selling Stockholder to perform its obligations under the terms of this Agreement; and

               (v) This Agreement, the Custody Agreement and Power of Attorney have each been duly authorized, executed and delivered by or on behalf of the Selling Stockholder and this Agreement, the Custody Agreement and Power of Attorney each constitute the legal, valid and binding obligations of the Selling Stockholder enforceable against the Selling Stockholder in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to the enforcement of creditors' rights and subject to general principles of equity whether in a court of law or equity. Pursuant to the Power of Attorney, the Selling Stockholder has authorized the Attorneys-in-Fact, or any one of them, to execute and deliver on the Selling Stockholder's behalf this Agreement and any other document they, or any one of them, may deem necessary or desirable in connection with the transactions contemplated hereby and thereby and to deliver the Offered Securities to be sold by the Selling Stockholder pursuant to this Agreement.

          (j) The Representatives shall have received from Dewey Ballantine LLP, counsel for the Underwriters, such opinion or opinions, dated such Closing Date, with respect to the incorporation of the Company, the validity of the Offered Securities delivered on such Closing Date, the Registration Statements, the Prospectus and other related matters as the Representatives may require, and the Selling Stockholder and the Company shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

          (k) The Representatives shall have received a certificate, dated such Closing Date, of the President or any Vice President and a principal financial or accounting officer of the Company in which such officers, to the best of their knowledge after reasonable investigation, shall state that: (A) the representations and warranties of the Company in this Agreement are true and correct; (B) the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to such Closing Date; (C) no stop order suspending the effectiveness of any Registration Statement has been issued and no proceedings for that purpose have been instituted or are contemplated by the Commission; (D) the Additional Registration Statement (if any) satisfying the requirements of subparagraphs (1) and (3) of Rule 462(b) was filed pursuant to Rule 462(b), including payment of the applicable filing fee in accordance with Rule 111(a) or (b) under the Act, prior to the time the Prospectus was printed and distributed to any Underwriter; (E) subsequent to the respective dates of the most recent financial statements in the Prospectus, there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, results of operations, properties or general affairs of the Company and its subsidiaries taken as a whole; and (F) they have carefully examined the Registration Statements and the Prospectus and neither any Registration Statement nor the Prospectus or any amendment or supplement thereto, as of their respective effective or issue dates and as of such Closing Date, contained an untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

          (l) The Representatives shall have received a letter, dated such Closing Date, of KPMG LLP which meets the requirements of subsection (a) of this Section, except that the specified date referred to in such subsection will be a date not more than three days prior to such Closing Date for the purposes of this subsection.

          (m) On or prior to the date of this Agreement, the Representatives shall have received lockup letters from each of the executive officers and directors of the Company and the stockholders of the Company listed on
     EXHIBIT II hereto.

          (n) The Representatives shall have received such other customary opinions, certificates, letters and other documents from or on behalf of the Company or the Selling Stockholder as the Representatives shall reasonably request.

All such opinions, certificates, letters and other documents will be in compliance with the provisions hereof, only if they are reasonably satisfactory in form and substance to CSFBC and counsel for the Underwriters. The Company and the Selling Stockholder will furnish the Representatives with such conformed copies of such opinions, certificates, letters and documents as the Representatives reasonably request. CSFBC may in its sole discretion waive on behalf of the Underwriters compliance with any conditions to the obligations of the Underwriters hereunder, whether in respect of an Optional Closing Date or otherwise.

     7. INDEMNIFICATION AND CONTRIBUTION. (a) Each of the Company, the Selling Stockholder and the Kim Stockholders will jointly and severally indemnify and hold harmless each Underwriter, its partners, directors and officers and each person, if any who controls such Underwriter within the meaning of Section 15 of the Act, against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company and the Selling Stockholder will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in subsection (b) below and, provided further, that the liability of the Selling Stockholder under this subsection (a) shall be limited to an amount equal to the product of the purchase price per share as set forth in Section 3 and the number of the Offered Securities to be sold by the Selling Stockholder.

     (b) Each Underwriter will severally and not jointly indemnify and hold harmless the Company, its directors and officers, the Selling Stockholder, the Kim Stockholders and each person, if any, who controls the Company within the meaning of Section 15 of the Act, against any losses, claims, damages or liabilities to which the Company, its directors and officers, the Selling Stockholder, the Kim Stockholders and such persons who control the Company within the meaning of the Act may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by the Company, the Selling Stockholder and the Kim Stockholders in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred, it being understood and agreed that the only such information furnished by any Underwriter consists of the following information in the Prospectus furnished on behalf of each Underwriter: the information appearing in the fourth paragraph under the caption "Underwriting" with respect to concession and reallowance figures and the information contained in the ninth paragraph under the caption "Underwriting".

     (c) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under subsection (a) or (b) above, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under subsection (a) or (b) above. In case any such action is brought against any indemnified party and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement (i) includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act by or on behalf of an indemnified party.

     (d) If the indemnification provided for in this Section is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, the Selling Stockholder and the Kim Stockholders on the one hand and the Underwriters on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, the Selling Stockholder and the Kim Stockholders on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Company, the Selling Stockholder and the Kim Stockholders on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company, the Selling Stockholder and the Kim Stockholders bear to the total underwriting discounts and commissions received by the Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Stockholder, the Kim Stockholders or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d). Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

     (e) The obligations of the Company, the Selling Stockholder and the Kim Stockholders under this Section shall be in addition to any liability which the Company, the Selling Stockholder and the Kim Stockholders may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each director of the Company, to each officer of the Company who has signed a Registration Statement and to each person, if any, who controls the Company within the meaning of the Act.

     8. DEFAULT OF UNDERWRITERS. If any Underwriter or Underwriters default in their obligations to purchase Offered Securities hereunder on either the First or any Optional Closing Date and the aggregate number of shares of Offered Securities that such defaulting Underwriter or Underwriters agreed but failed to purchase does not exceed 10% of the total number of shares of Offered Securities that the Underwriters are obligated to purchase on such Closing Date, CSFBC may make arrangements satisfactory to the Company and the Selling Stockholder for the purchase of such Offered Securities by other persons, including any of the Underwriters, but if no such arrangements are made by such Closing Date, the non-defaulting Underwriters shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the Offered Securities that such defaulting Underwriters agreed but failed to purchase on such Closing Date. If any Underwriter or Underwriters so default and the aggregate number of shares of Offered Securities with respect to which such default or defaults occur exceeds 10% of the total number of shares of Offered Securities that the Underwriters are obligated to purchase on such Closing Date and arrangements satisfactory to CSFBC, the Company and the Selling Stockholder for the purchase of such Offered Securities by other persons are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter, the Company or the Selling Stockholder, except as provided in Section 9 (provided that if such default occurs with respect to Optional Securities after the First Closing Date, this Agreement will not terminate as to the Firm Securities or any Optional Securities purchased prior to such termination). As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this Section. Nothing herein will relieve a defaulting Underwriter from liability for its default.

     9. SURVIVAL OF CERTAIN REPRESENTATIONS AND OBLIGATIONS. The respective indemnities, agreements, representations, warranties and other statements of the Selling Stockholder, of the Company or its officers and of the several Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any Underwriter, the Selling Stockholder, the Company or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Offered Securities. If this Agreement is terminated pursuant to Section 8 or if for any reason the purchase of the Offered Securities by the Underwriters is not consummated, the Company and the Selling Stockholder shall remain responsible for the expenses to be paid or reimbursed by them pursuant to
Section 5 and the respective obligations of the Company, the Selling Stockholder, and the Underwriters pursuant to Section 7 shall remain in effect, and if any Offered Securities have been purchased hereunder the representations and warranties in Section 2 and all obligations under Section 5 shall also remain in effect. If the purchase of the Offered Securities by the Underwriters is not consummated for any reason other than solely because of the termination of this Agreement pursuant to Section 8 or the occurrence of any event specified in clause (iii), (iv) or (v) of Section 6(c), the Company and the Selling Stockholder will, jointly and severally, reimburse the Underwriters for all out-of-pocket expenses (including fees and disbursements of counsel) reasonably incurred by them in connection with the offering of the Offered Securities.

     10. NOTICES. All communications hereunder will be in writing and, if sent to the Underwriters, will be mailed, delivered or telegraphed and confirmed to the Representatives, c/o Credit Suisse First Boston Corporation, Eleven Madison Avenue, New York, N.Y. 10010-3629, Attention: Transactions Advisory Group, or, if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it at 931 South Matlack Street, West Chester, Pennsylvania 19382, Attention:
President and Chief Executive Officer, or, if sent to the Selling Stockholder, will be mailed, delivered or telegraphed and confirmed to the Selling Stockholder at 931 South Matlack Street, West Chester, Pennsylvania 19382,
Attention: President; provided, however, that any notice to an Underwriter pursuant to Section 7 will be mailed, delivered or telegraphed and confirmed to such Underwriter.

     11. SUCCESSORS. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 7, and no other person will have any right or obligation hereunder.

     12. REPRESENTATION. The Representatives will act for the several Underwriters in connection with the transactions contemplated by this Agreement, and any action under this Agreement taken by the Representatives jointly or by CSFBC will be binding upon all the Underwriters. The Attorneys-in-Fact will act for the Selling Stockholder in connection with such transactions, and any action under or in respect of this Agreement taken by the Attorneys-in-Fact will be binding upon the Selling Stockholder.

     13. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

     14. APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

     The Company and the Selling Stockholder hereby submit to the non-exclusive jurisdiction of the Federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement, the Custody Agreement or the Power of Attorney or the transactions contemplated hereby or thereby.

         If the foregoing is in accordance with the Representatives` understanding of our agreement, kindly sign and return to the Company one of the counterparts hereof, whereupon it will become a binding agreement among the Selling Stockholder, the Company and the several Underwriters in accordance with its terms.

                                            Very truly yours,


                                            ELECTRONICS BOUTIQUE HOLDINGS CORP.


                                            By:
                                                ----------------------------
                                                 Name:
                                                 Title:



                                            SELLING STOCKHOLDER:

                                            EB NEVADA INC.


                                            By:
                                                ---------------------------
                                                 Name:
                                                 Title: Attorney-in-Fact



                                            KIM STOCKHOLDERS:


                                            By:
                                                ---------------------------
                                                 Name: James J. Kim


                                            By:
                                                ---------------------------
                                                 Name: Agnes C. Kim

                                            TRUST OF SUSAN Y. KIM
                                              Dated December 31, 1987


                                            By:
                                                ---------------------------
                                                 Name: Susan Y. Kim
                                                 Title: Trustee


                                            By:
                                                ---------------------------
                                                 Name: John T. Kim
                                                 Title: Trustee


                                            By:
                                                ---------------------------
                                                 Name:  John F.A. Earley
                                                 Title: Trustee




                                            TRUST OF DAVID D. KIM
                                              Dated December 31, 1987


                                            By:
                                                ---------------------------
                                                 Name: Susan Y. Kim
                                                 Title: Trustee


                                            By:
                                                ---------------------------
                                                 Name: David D. Kim
                                                 Title: Trustee


                                            By:
                                                ---------------------------
                                                 Name:  John F.A. Earley
                                                 Title: Trustee

                                            TRUST OF JOHN T. KIM
                                              Dated December 31, 1987


                                            By:
                                                ---------------------------
                                                 Name: Susan Y. Kim
                                                 Title: Trustee


                                            By:
                                                ---------------------------
                                                 Name: John T. Kim
                                                 Title: Trustee


                                            By:
                                                ---------------------------
                                                 Name:  John F.A. Earley
                                                 Title: Trustee


                                            THE ELECTRONICS BOUTIQUE, INC.


                                            By:
                                                ---------------------------
                                                 Name:
                                                 Title:





The foregoing Underwriting Agreement is hereby confirmed and accepted as of the date first above written.

  CREDIT SUISSE FIRST BOSTON CORPORATION
  MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
  BANC OF AMERICA SECURITIES LLC
  SWS SECURITIES, INC.


  By:  CREDIT SUISSE FIRST BOSTON CORPORATION

  By:
      ----------------------------
      Name:
      Title:

         Acting on behalf of themselves and as the Representatives of the several
         Underwriters.

                                   SCHEDULE A


                                                                      NUMBER OF FIRM SECURITIES           TOTAL
                                                                            TO BE SOLD BY                NUMBER OF
                                                                      ---------------------------     FIRM SECURITIES
                                                                                        SELLING            TO BE
                          UNDERWRITER                                 COMPANY         STOCKHOLDER        PURCHASED
                          -----------                                 -------         -----------     ---------------
Credit Suisse First Boston Corporation......................
Merrill Lynch, Pierce, Fenner & Smith Incorporated .........
Banc of America Securities LLC..............................
SWS Securities, Inc. .......................................



                                                                      -------        ------------     ---------------
         Total...........................................
                                                                      =======        ============     ===============


                                    EXHIBIT I


EB Investment Corp.
Electronics Boutique of America Inc.
EB Services Company, LLP
Elbo Inc.
EB Finance Inc.
EB Catalog Company, Inc.
EBWorld.com, Inc.
Electronics Boutique Canada, Inc.
EB International Holdings, Inc.
Electronics Boutique Korea, Inc.
Electronics Boutique Australia Pty Ltd.
Electronics Boutique Denmark Holdings ApS
Electronics Boutique Denmark ApS
Electronics Boutique Norway AS
E.B. International, Inc.

                                   EXHIBIT II


James J. Kim
Agnes C. Kim
Trust of Susan Y. Kim
Trust of David D. Kim
Trust of John T. Kim
The Electronics Boutique, Inc.